Industrial Products

David T. Lawson

Vice President Industrial Products

Good morning. My name is David Lawson. I will share with you an overview of our Industrial Products markets, how they have grown, and how we have positioned Norfolk Southern to take advantage of various market opportunities. Our Thoroughbred Operating Plan, or TOP, provides consistent and reliable service for our customers and is the foundation of our market development strategies.

Agriculture
11%
Metals and
Construction
12%
Paper
9%
Chemicals
11%
Automotive
10%
Intermodal
21%
Coal
26%

2006 Industrial Products
Revenue

In 2006, Industrial Products represented 43% of Norfolk Southern’s revenue, with Metals and Construction generating 12% of the revenue, Agriculture and Chemicals each representing 11%, and Paper, Clay and Forest Products, at 9%. Norfolk Southern has a well-balanced portfolio of commodities.

$ Billions
$4.3
$4.0
$3.8
$3.5
$3.3
$3.0
$2.8
$2.5
$2.3
$2.0
$1.8
$1.5
$2.6
$2.7
$2.8
$3.1
$3.6
$4.1
2001
2002
2003
2004
2005
2006

Revenue Growth

Since 2001, Industrial Products revenue has increased by $1.5 billion, or 56%, with the majority of the growth occurring in the last two years.

In 2006, each of the four Industrial Products groups posted record revenue. Additionally, the Agriculture and Metals & Construction groups achieved record volumes as well. 2006 marked the third consecutive year of record carloadings and revenue for Metals & Construction.

Our Thoroughbred Operating Plan has provided the service consistency and reliability that has led to business development opportunities and the ability to reflect the value of our service in our pricing.

Highly truck competitive – backhauls from the Southeast

Improved asset utilization of paper boxcar fleet

Lumber market soft following several record years

MSW/C&D growth market for NS

Paper, Clay & Forest Products

Our paper business is highly truck competitive; motor carriers are able to take advantage of backhaul opportunities from the 40 paper mills we serve in the Southeast. Over the past few months, we’ve experienced increased price pressure from trucks as they seek to fill excess capacity.

NS currently has over 95% of its paper boxcar fleet in non-customer assigned equipment pools. Over the past few years, we shifted the majority of our cars out of customer pools to increase our utilization and asset usage flexibility. This also allowed us to handle increased business without securing more equipment when demand was strong.

NS lumber business has benefited from several record years of new home construction, coupled with our industrial development efforts to successfully locate new distribution centers along our lines. At the end of this quarter, we expect to begin handling shipments to Menards’ new distribution center and truss plant served by NS near Toledo, OH. This site will provide lumber and other wood products to their retail facilities in the region.

Change
Base = Jan. 04
U.S. Housing Starts
NS Lumber Shipments
70%
60%
50%
40%
30%
20%
10%
0%
-10%
-20%
-30%
Jan-04
Apr-04
Jul-04
Oct-04
Jan-05
Apr-05
Jul-05
Oct-05
Jan-06
Apr-06
Jul-06
Oct-06
Jan-07
Apr-07

Housing Impact

Source: Census, Global Insight – May 2007, new privately owned housing units started

Much of our lumber market is handled in interline-received service from lumber producing markets in eastern and western Canada. It should come as no surprise that Norfolk Southern’s 90,000 carload lumber market is closely correlated to U.S. housing starts. The declines in housing starts also has an adverse impact to our related construction materials businesses.

While lumber shipments are down this year, we are hopeful that the housing market will recover in 2008. And, when it does, NS is well positioned to benefit from increased volumes to the population growth regions in our service area.

Highly truck competitive – backhauls from the Southeast

Improved asset utilization of paper boxcar fleet

Lumber market soft following several record years

MSW/C&D growth market for NS

Paper, Clay & Forest Products

The construction and demolition debris and municipal solid waste markets are providing growth opportunities for NS. Handling waste is not a new concept.  In fact, NS begin handling unit trains of waste shipments in specially designed equipment from Roanoke, Virginia to a landfill in Southwest Virginia in 1993.

MSW/C&D

Growth from New York, New Jersey

            to Ohio, West Virginia and

            Southeast landfills

Access to 14 origin transfer stations and 13 destination
landfills

33,000 shipments in 2006

Due to a combination of increased tipping fees and tighter capacity at various landfills in the Northeast, these markets are providing new long-haul options for NS to landfills in the Ohio Valley, West Virginia and Southeast areas. New landfills have, or are soon to be, opened in North Apex, OH, Alliance, OH and Capels, WV. Private operators have several transfer facilities in the North Jersey and New York markets to handle both municipal solid waste as well as construction & demolition debris from these areas. We currently handle business between 14 origin transfer stations and 13 destination landfills.

In 2006, we handled over 33,000 shipments of MSW and C&D.

Record revenue in 2006

Industrial Development growth opportunities

Raw materials cost advantages overseas could lead to
imported plastics

Toxic Inhalation (TIH) risk

Chemicals

In 2006, Norfolk Southern’s Chemicals business achieved $1.079 billion, which was an all-time record for this group. This group also posted revenue growth in the first quarter this year, making it the highest first quarter ever for Chemicals. The Chemicals group achieved the highest revenue per unit increase of Norfolk Southern’s business groups last year and in the first quarter of this year. Our consistent service delivery continues to provide stability in the supply chain of our chemical customers, which allows us to appropriately charge for the value of our service.

Norfolk Southern’s Industrial Development initiatives play a vital role in our business development strategies. Several examples of these initiatives are shown on this map and include Starpet’s expansion at their plant in Asheboro, NC, a new asphalt terminal in Chattanooga, TN, and a new plastics facility for Amcor PET at Painesville, OH. Additionally, our current network of bulk transfer terminals expands to 31 this year with the recent opening of the Somerset, KY transload terminal.

Buffalo
Albany
Binghamton
Detroit
Chicago
Toledo
Des Moines
New York/New Jersey
Allentown
Ft Wayne
Pittsburgh
Harrisburg
Philadelphia
Wilmington
Columbus
Baltimore
Indianapolis
Cincinnati
Kansas City
Charleston
St. Louis
Louisville
Richmond
Lexington
Roanoke
Norfolk
Winston-Salem
Raleigh
Knoxville
Asheville
Charlotte
Morehead City
Memphis
Huntsville
Columbia
Atlanta
Birmingham
Charleston
Macon
Savannah
Dallas
Meridian
Brunswick
Jacksonville
New Orleans
Mobile
To Miami

Starpet, Asheboro, NC

Plant Expansion

                                2007 Industrial

Development

Projects

Atlanta Terminal Co.

New Asphalt Terminal

Somerset, KY

Bulk Transfer Terminal

Chemicals Industrial Development

Amcor PET,
Painesville, OH

New Plastics Facility

Record revenue in 2006

Industrial Development growth opportunities

Raw materials cost advantages overseas could lead to
imported plastics

Toxic Inhalation (TIH) risk

Chemicals

Overseas raw materials cost advantages, such as natural gas, may lead to an increase of off-shore production for such products as plastics. NS is working on several opportunities with various plastics producers to potentially handle imported plastics through East Coast ports.

Any discussion about Chemicals is incomplete without mentioning the risk of handling hazardous materials. You will hear later in Jim Hixon’s remarks, the single largest liability risk exposure to NS is the transportation of what are called Toxic Inhalation shipments, or TIH. Last year, NS handled approximately 24,000 shipments of TIH products, which represents 3/10 of 1% of Norfolk Southern’s 7.9 million shipments. This is among the smallest segments of our Chemicals business, but represents the greatest risk. The products primarily include: chlorine; anhydrous ammonia, & ethylene oxide. We continue to work with our customers who make and use these products, as well as the involved governmental agencies, to reduce our risk and limit our liability exposure of transporting these commodities. While our common carrier obligation requires us to haul these chemicals, we also know that transporting them by rail is safer than the alternatives.

Agriculture &
Consumer Products

Fertilizer shipments returning to record levels

Pegasus network – 38,000 carloads

Feed mill network of 30 locations and 56,000 shipments

Ethanol market development

Our Agriculture & Consumer Products Group also achieved record volume in 2006, and an all-time revenue high of $994 million.

Increased acreage plantings for corn have fueled a large demand for use of additional fertilizers. Year-to-date, fertilizer shipments are up on an absolute basis more than any other commodity in our Agriculture group. Shipment levels are returning to the record levels we experienced in prior years.

Chicago
Toledo
Ft Wayne
Columbus
Indianapolis
Cincinnati
St. Louis
Louisville
Lexington

Pegasus Network

Decatur

Elevators

Processors at Decatur

Norfolk Southern developed a short haul gain gathering network to deliver corn from elevators in the Midwest to processors at Decatur, IL, which is known as the Pegasus network. Last year, these Pegasus trains accounted for over 38,000 carloads, with an average length of haul of 90 miles, evidence that with consistent service and large volumes, profitable short haul opportunities exist for the carload market.

Agriculture &
Consumer Products

Fertilizer shipments returning to record levels

Pegasus network – 38,000 carloads

Feed mill network of 30 locations and 56,000 shipments

Ethanol market development

Since 2000, Norfolk Southern has located 8 of the largest feed mills on our system. We deliver corn shipments to these feed mills primarily for the poultry market in the Southeast. Today, we serve 30 of these feed mills, and the business levels have grown to over 56,000 shipments of grain. This initiative provides a ratable level of volume combined with improved asset utilization and supply chain management for our customers.

ILLINOIS
INDIANA
MISSOURI
KENTUCKY
TENNESSEE
MISSISSIPPI
ALABAMA
GEORGIA
FLORIDA

NS Feeder Network

35% Improvement

in Equipment

Cycle Time

This map depicts the NS feed mill and gathering network to the 30 southeast feed mills from the Midwest growers.

In April, we made significant changes to our unit grain train network plan to improve service delivery and asset utilization. Already, we are experiencing a 35% improvement in average equipment cycle times, allowing us to free-up additional equipment from our fleet.

Agriculture &
Consumer Products

Fertilizer shipments returning to record levels

Pegasus network – 38,000 carloads

Feed mill network of 30 locations and 56,000 shipments

Ethanol market development

Norfolk Southern’s participation in handling ethanol shipments has kept pace with the significant growth in this market. In 2006, our ethanol business grew by 16,500 carloads, or 74%.

NS Ethanol Market

8 Active Plants

Peoria (2)

   Decatur

South Bend

Albion

Riga

Clymers

   Loudon

12 Plants Under Construction

Marion

   Blufton

   Portland

   Fostoria

Lepsic

   Lima

Griggsville

Hennepin

Camilla

  Coshocton

  Cadiz

  Alexandria

19 Active Terminals

  Toledo

       (2)

   Doraville

Savannah

  Columbus (2)

   Spartanburg

   Petersburg

Baltimore

   Pittsburgh

   Philadelphia

   Sewaren

Carteret

  Bridgeport

  Cleveland (2)

  Grand Rapids

Taylor

  Romulus

NS serves 8 ethanol plants that generate more than 1 billion gallons of ethanol on NS and NS-served short lines. We will serve 12 plants that are currently under construction, that will provide 850 million gallons of additional production capacity.

We have strategically focused on creating the optimal terminal network for receiving this production and blending into the marketplace. NS currently serves 19 terminals, the largest being Sewaren, New Jersey, with train load capacity of 100 cars per day. There are 3 terminals planned for operation later this year, taking our terminal network to 22 by the end of the year.

Later this summer, Louis Dreyfus will ship the first carload of bio-diesel from their new 80 million gallon bio-diesel facility located on Norfolk Southern in Claypool, IN. It is expected that it will be the largest bio-diesel facility east of the Mississippi.

Metals & Construction

Largest rail market share in North America

NS serves 36 steel mills and 38 major steel processors

7 of the last 12 new steel mills located on NS

Growth of import slab shipments

Strategic access to major quarries and cement
terminals

Growth opportunities with scrubber

In 2006, Metals and Construction business generated $1.2 billion in revenue.

NS has the largest metals rail market share in North America. NS is the rail industry leader in the steel industry, serving 19 integrated mills, 17 mini-mills, over 38 major steel processors, and 75 steel distribution facilities. In the last 10 years, Norfolk Southern has located 7 new steel mills on our system, such as AK Steel at Rockport, IN, which Don previously mentioned; Steel Dynamics at Butler, IN; Nucor Steel at Decatur, AL; IPSCO at Mobile, AL and the recent ThyssenKrupp mill at Mt. Vernon, AL.

CANADA
Buffalo
Boston
Detroit
SeverStal
Duferco
Newark
Allentown
Toledo
Cleveland
Chicago
Fairless, PA
Pittsburgh
Harrisburg
Philadelphia, PA
Wheeling Pitt
Columbus
AK Steel
Baltimore
Indianapolis
Cincinnati
Louisville
Roanoke
Norfolk

Import Slabs

Rolling versus Melting

            Capacity

Mill Consolidation /
Globalization

Route & Service
Advantage

Access to Facilities

Import Slabs Network

Import slabs continue to be an important market for NS. Over the past decade domestic demand for import slabs has increased, driven by flat-roll mills with greater rolling capacity versus raw melting capacity.

We have developed integrated service to manage import slabs via the Delaware river port facilities with Holt Terminals in Philadelphia and Kinder Morgan in Fairless, PA. These dedicated 75-car unit trains are typically handled in second day service to four primary destinations.

Metals & Construction

Largest rail market share in North America

NS serves 36 steel mills and 38 major steel processors

7 of the last 12 new steel mills located on NS

Growth of import slab shipments

Strategic access to major quarries and cement
terminals

Growth opportunities with scrubber

In the construction materials market, NS has strategic access to major quarries and cement terminals. We serve 26 limestone quarries and 42 granite quarries. We are expanding our capacity to handle increased demand from growing public infrastructure and commercial construction markets.

$120
$100
$80
$60
$40
$20
$0
$59
$58
$58
$59
$65
$74
$82
$88
$92
$97
$101
$105
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012

Construction Market

Aggregates growth from highway construction

Spending Levels in $ Billions

State & Local

Government

Gross Investment

Highways & Streets

Source: BEA, Global Insight

Within Norfolk Southern’s carload franchise, we expect solid volume growth from opportunities in the aggregates market over the next few years. Much of this demand is being fueled by highway construction spending as shown here with spending climbing over 40% over the next six years.

The population growth expected in the our service area, particularly the Southeast, further points to the need for aggregate supply to meet the demand for highway, commercial and residential construction building.

Metals & Construction

Largest rail market share in North America

NS serves 36 steel mills and 38 major steel processors

7 of the last 12 new steel mills located on NS

Growth of import slab shipments

Strategic access to major quarries and cement
terminals

Growth opportunities with scrubber

High calcium limestone shipments to coal fired power plants are expected to grow significantly by 2009.

We have branded NS scrubber service as “envirOstone,” to promote the positive environmental affects of scrubbing, our access to stone reserves, our route structure, and the equipment we have modified for rapid unloading at the utilities. Norfolk Southern helps locate supplies of high calcium limestone from NS-served quarries for utilities utilizing scrubber technology.

The picture in the upper left corner of this slide was our first train set from the Pounding Mill Quarry in St. Clair, Virginia that was unloaded at Duke Energy’s Marshall Steam Plant at Catawba, North Carolina. The stockpile facility is designed to maintain an inventory of 25,000 tons. This year, we have handled 12 trains of limestone to this utility.

There are currently 10 power plants currently scrubbing in NS territory, and another 23 plants planning to scrub.

Our access to high calcium limestone quarries coupled with our coverage in the utility market should provide solid business growth over the next several years.

NS Mainline

Mt. Vernon, AL

ThyssenKrupp

As Don touched on earlier, May 11th was a significant day for Norfolk Southern. This was the day ThyssenKrupp announced their decision to invest $3.7 billion to build a new state-of-the-art steel and stainless steel processing facility located on Norfolk Southern at Mount Vernon, AL.

The plant is scheduled to begin production April of 2010, and according to ThyssenKrupp, they are expected to gain 5% of the U.S. steel production.

The Mt. Vernon facility will consume import slabs from ThyssenKrupp’s expanded Brazilian slab mill to produce sheet steel for outbound shipments primarily to the automotive and appliance markets.

This represents the culmination of several years of cross-departmental efforts within Norfolk Southern, coupled with the efforts of state and local officials to attract what is expected to be one of the largest private industrial development projects in the U.S.

Industrial Products

Thank You

The Thoroughbred Operating Plan has generated consistent and reliable service for our customers, improved asset utilization and the ability to price for the value offered. As I mentioned throughout, TOP provides the foundation for Norfolk Southern to succeed in today’s transportation marketplace.